LEGACY VENTURES INTERNATIONAL INC.

ADDENDUM #1 TO

SHARE EXCHANGE AGREEMENT

This Addendum #1 (the “Addendum,”), effective as of November 20, 2015 (the “Effective Date”) is attached to and forms part of the Share Exchange Agreement (the “Agreement”) dated as September 30, 2015 (the “Addendum #1”) by and among Legacy Ventures International Inc., a corporation organized under the laws of the State of Nevada (the “Acquiror”), Rehan Saeed (the “Acquiror Principal Shareholder”), RM Fresh Brands Inc., a corporation organized under the laws of the Province of Ontario, Canada (the “Acquiree”), Ron Patel and Mirwan Ferris (collectively, the “Acquiree Shareholders,” and individually an “Acquiree Shareholder”).  Each of the Acquiror, Acquiror Principal Shareholder, Acquiree and Acquiree Shareholders are referred to herein individually as a “Party” and collectively as the “Parties.”

Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

The parties agree that wherever there is any conflict among this Addendum and the Agreement, the provisions of this Addendum will control and the Agreement will be construed accordingly.

Notwithstanding any terms in the Agreement to the contrary, the Company and the Purchaser agree as follows:

Under the “Recital” section and Section 2.2 Share Cancellation of the Agreement, the amount of shares cancelled by the Acquiror Principal Shareholder shall be amended from 35,800,000 to read 25,800,000.  Simultaneously, the Acquiror Principal Shareholder agrees to transfer an aggregate of 10,000,000 shares of Company’s common stock in accordance with the schedule and to the individuals identified on Exhibit A attached hereto and incorporated by reference. All other terms and conditions of the Agreement shall remain intact.

IN WITNESS WHEREOF, the Parties have caused their respective signature pages to this Addendum to be duly executed as of the date first written above.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

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IN WITNESS WHEREOF, the undersigned have caused this Addendum to be executed as of the date first above written.

ACQUIROR:

Legacy Ventures International Inc.

By:	/s/ Evan Clifford____________________
Name:	Evan Clifford
Title:	President and Chief Executive Officer

By: /s/ Rehan Saeed_____________________
Name: Rehan Saeed
Title: Chief Financial Officer and Former President and Chief Executive Officer
ACQUIROR PRINCIPAL SHAREHOLDER:
/s/ Rehan Saeed______________________
Name: Rehan Saeed

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IN WITNESS WHEREOF, the undersigned have caused this Addendum to be executed as of the date first above written.

ACQUIREE RM Fresh Brands Inc.:

By:	/s/ Ron Patel
Name:	Ron Patel
Title:	President

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IN WITNESS WHEREOF, the undersigned have caused this Addendum to be executed as of the date first above written.

ACQUIREE SHAREHOLDERS
/s/Ron Patel
Name: Ron Patel
/s/ Mirwan Ferris
Name: Mirwan Ferris

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Exhibit A

Name & Address	# of Shares
Evan Clifford	2,000,000
2155798 Ontario Ltd.	2,000,000
Saeed Uz Zafar Khan	2,000,000
Victor Altomare	2,000,000
Christopher Crupi	1,000,000
Tracey Logan	1,000,000

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